UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  (June 18,  2025)

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant's Certifying Accountants

Item 4.01 Change in Registrant's Certifying Accountant

(a) Dismissal of Independent Registered Public Accounting Firm

The Audit Committee (the “Committee”) of the Board of Directors of Boston Omaha Corporation (the “Company”) conducted a selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Committee solicited proposals from both KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024 and other public accounting firms. As a result of this process, following the review and evaluation of proposals from the participating firms, on June 18, 2025, the Committee approved the appointment of Deloitte & Touche LLP ("Deloitte") as the Company's new independent registered public accounting firm for the fiscal year ending December 31, 2025 and notified KPMG, LLP (“KPMG”) of its dismissal as the Company's independent registered public accounting firm, effective as of June 19, 2025.

KPMG's reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2024 and December 31, 2023 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During each of the fiscal years ended December 31, 2024 and December 31, 2023, and the subsequent interim period through June 18, 2025, the date of KPMG's dismissal, there were no "disagreements," as that term is defined in Item 304(a)(1)(iv) of the Securities and Exchange Commission's (the "SEC") Regulation S-K ("Regulation S-K"), between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in its reports on the Company's consolidated financial statements for such years.

There were no "reportable events," as that term is defined in Item 304(a)(1)(v) of Regulation S-K, during either of the fiscal years ended December 31, 2024 or December 31, 2023, and the subsequent interim period through the date of dismissal, except that the Company identified a material weakness in its internal control over financial reporting which pertains to internal controls in connection with our previous accounting for our investment in the 24th Street Funds under Accounting Standards Codification 323, Equity Method and Joint Ventures for fiscal year 2022. As disclosed in Item 9A, Controls and Procedures, of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the "2023 Form 10-K"), the Company remediated this material weakness as of December 31, 2023 through the implementation of remediation steps that improved the Company's disclosure controls and procedures and its internal control over financial reporting. Please refer to the disclosure contained in Item 9A, Controls and Procedures of the 2023 Form 10-K for additional information regarding such remediation.

The Audit Committee discussed with KPMG the reportable event described above, and the Company has authorized KPMG to respond fully to the inquiries of Deloitte concerning this reportable event.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided KPMG with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that KPMG furnish the Company with a letter addressed to the SEC stating whether KPMG agrees with the above statements in this Item 4.01(a). A copy of KPMG's letter, dated June 20, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

As described above, on June 18, 2025, the Audit Committee approved the appointment of Deloitte as the Company's new independent registered public accounting firm for the fiscal year ending December 31, 2025, and interim periods for the remainder of the fiscal year, subject to execution of an engagement letter following completion of Deloitte’s customary client acceptance procedures.

During each of the fiscal years ended December 31, 2024 and December 31, 2023, and the subsequent interim period through June 18, 2025, neither the Company nor anyone acting on its behalf has consulted with Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report, nor oral advice, was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 8.01	Other Events

The Company's 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) will be August 25, 2025. The meeting will be held at The Salvation Army Omaha Kroc Center – Joyce Mammel Assembly Hall, 2825 Y Street, Omaha, NE 68107.  The formal portion of the 2025 Annual Meeting will commence at 10:00 a.m. Central Time and will be held in person with no remote streaming.  The 2025 Annual Meeting will occur within 30 days of the anniversary date of the 2024 Annual Meeting, which occurred on September 20, 2024.  Additional information regarding the Annual Meeting will be available on the Company's website at www.bostonomaha.com.  A copy of the Press Release dated June 20, 2025 announcing the 2025 Annual Meeting is filed as Exhibit 99.1 to this Current Report on Form 8-K.

As previously described in the Company's Annual Report on Form 10-K/A as filed with the Commission on April 30, 2025, Joseph M. Meisinger, who assumed the role of  Chief Executive Officer of Boston Omaha Broadband, LLC ("BOB") on a full-time basis in August 2024  has resigned from his additional role as Chief Accounting Officer of the Company to devote his full-time efforts to his role as Chief Executive Officer of BOB. His resignation as the Company's Chief Accounting Officer became effective on June 18, 2025.

Item 9.01	Financial Statements And Exhibits

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
16.1	Letter of KPMG LLP to the Securities and Exchange Commission dated June 20, 2025.
99.1	Press Release dated June 20, 2025 Announcing Annual Meeting.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,
Chief Financial Officer

Date:  June 20, 2025